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                                                                EXHIBIT 10.01.02


                                AMENDMENT TO THE
           TRAVELERS PROPERTY CASUALTY CORP. CAPITAL ACCUMULATION PLAN
                       (AS AMENDED THROUGH JULY 23, 1997)
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         Section 10 (e) of the Travelers Property Casualty Corp. Capital
Accumulation Plan is hereby amended to add the following sentence at the end of such Section:

                  "The value of any shares allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles."